APPENDIX A OR SCHEDULE A, AS APPLICABLE,

TO

MASTER CUSTODIAN AGREEMENT, ADMINISTRATION AGREEMENT, AND

TRANSFER AGENCY AND SERVICE AGREEMENT

As of December 19, 2017

WisdomTree Trust

WisdomTree Asia Local Debt Fund

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree Balanced Income Fund

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond WisdomTree Bloomberg Floating Rate Treasury Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Negative Duration High Yield Bond Fund WisdomTree Interest Rate Hedged High Yield Bond Fund WisdomTree Brazilian Real Strategy Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree U.S. Dividend ex-Financials Fund

WisdomTree Dynamic Bearish U.S. Equity Fund

WisdomTree Dynamic Currency Hedged Emerging Markets Equity Fund

WisdomTree Dynamic Currency Hedged Europe Equity Fund

WisdomTree Dynamic Currency Hedged Global ex-U.S. Equity Fund

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund

WisdomTree Dynamic Currency Hedged Japan Equity Fund

WisdomTree Dynamic Long/Short U.S. Equity Fund

WisdomTree U.S. Earnings 500 Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Dividend Fund

WisdomTree Emerging Markets Ex-State Owned Enterprises Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Europe Domestic Economy Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Europe Hedged SmallCap Equity Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Europe SmallCap Dividend FundWisdomTree Fundamental U.S. Corporate Bond Fund

WisdomTree Trust 245 Park Avenue, 35th Floor, New York, NY 10167 | 212-801-2080 Tel 212-801-2081 Fax

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree Global ex-Mexico Equity Fund

WisdomTree Global ex-U.S. Hedged Dividend Fund

WisdomTree Global ex-U.S. Hedged Real Estate Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Global ex-U.S. Real Estate Fund

WisdomTree Global Hedged SmallCap Dividend Fund

WisdomTree Global High Dividend Fund

WisdomTree Global SmallCap Dividend Fund

WisdomTree U.S. High Dividend Fund

WisdomTree ICBCCS S&P China 500 Fund

WisdomTree India Earnings Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International Equity Fund

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree International High Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Japan Hedged Capital Goods Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Japan Hedged Financials Fund

WisdomTree Japan Hedged Health Care Fund

WisdomTree Japan Hedged Quality Dividend Growth Fund

WisdomTree Japan Hedged Real Estate Fund

WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. Quality Shareholder Yield Fund (f/k/a WisdomTree U.S. LargeCap Value Fund)

WisdomTree Managed Futures Strategy Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. MidCap Earnings Fund

WisdomTree Middle East Dividend Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. SmallCap Earnings Fund

WisdomTree Strong Dollar Emerging Markets Equity Fund

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. Total Earnings Fund

WisdomTree U.S. Domestic Economy Fund

WisdomTree U.S. Export and Multinational Fund

WisdomTree U.S. Multifactor Fund

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree United Kingdom Hedged Equity Fund

WisdomTree Trust 245 Park Avenue, 35th Floor, New York, NY 10167 | 212-801-2080 Tel 212-801-2081 Fax